EXHIBIT 99.1

Know Labs Completes Build of Portable Generation 1 Prototype for Non-Invasive Glucose Monitoring

The company’s Bio-RFID™ technology takes shape as a powerful, research-grade device

SEATTLE – June 7, 2023 – Know Labs (NYSE American: KNW), an emerging developer of non-invasive medical diagnostic technology, revealed the next stage in the development of its proprietary Bio-RFID™ technology – the Generation (Gen) 1 Device. Gen 1 incorporates Know Labs’ Bio-RFID sensor – which has been proven as technically feasible and stable in delivering repeatable results in measuring blood glucose when used in a lab environment – in a portable device.

Currently, there are no medical-grade, commercially available, non-invasive means of measuring blood glucose. The completion of Gen 1 brings Know Labs closer to achieving its ultimate goal of delivering the world’s first FDA-cleared non-invasive blood glucose monitor for the billions of people living with diabetes and pre-diabetes worldwide.

The Gen 1 prototype is a portable research lab, designed to be a powerful data collection device. Data collection in clinical research is the foundation for further algorithm development and refinement. This device will allow Know Labs to scale data collection tenfold, including testing across more diverse participant populations and scenarios.

“The completion of Gen 1 marks a significant engineering achievement for the company and, more broadly, for innovation in medical diagnostics. Many have tried to non-invasively ascertain glucose and have not succeeded or remain years away from success. Know Labs and our world-class partners overcame incredible engineering complexities over several years and through hundreds of iterations to achieve this level of progress,” said Ron Erickson, CEO and Chairman at Know Labs. “The Bio-RFID sensor is a novel technology that is leading the way to an entirely new branch of science, and Gen 1 takes us closer to our goal of enabling a better way of life for people living with diabetes.”

 ____________________________________________________________________

Know labs, Inc.    |    500 Union Street     |     Suite 810    |     Seattle, WA 98101

Tel:  206.903.1351    |   Email: ask@knowlabs.co

1

Over the last five years, Know Labs has developed the Bio-RFID platform technology which consists of a radio frequency (RF) sensor – the hardware – and a method to collect and interpret billions of data points – the software – to identify and measure a wide range of different analytes both inside and outside the body. With Gen 1, Know Labs has made lab testing, and therefore clinical research, fully portable and, as a result, scalable. The modular design enables iterative research and development to allow Know Labs to better learn, test, refine and redesign on an ongoing basis.

The device was built by the Know Labs team in partnership with world-class mechanical, electrical and firmware engineering, and industrial design experts at Igor Institute and Bould Design, and renowned microelectronics and systems engineer, Reza Kassayan, MD, BSEE – all of whom were critical in overcoming the many complexities to bring Gen 1 to life.

“The engineering achievement of Gen 1 is the first of its kind. Our team has successfully taken the sophisticated capabilities of our research lab and miniaturized every critical element to fit into a pocket-sized device, with more on-board computing power than a desktop PC, built-in machine learning capabilities, a long battery life, and it is fully configurable to support our many development initiatives. This system is designed to be the ultimate research and development tool,” said Steve Kent, Chief Product Officer, Know Labs. “As we deploy Gen 1 into this next research phase, our focus is on high-quality data collection, refining our algorithms based on this new data, and understanding all the scenarios in which our glucose monitoring device may be used.”

Further clinical research with the new Gen 1 Device is expected to generate tens of billions of data observations to process, which enables Know Labs to continue refining and optimizing algorithms to manage and interpret these large and novel datasets. For 2023, Know Labs remains focused on external validation of its technology and contributing to its growing body of peer-reviewed evidence, which can be found at www.knowlabs.co/research-and-validation. The company will make further refinements to the Gen 1 Device as it works toward realizing its vision for the KnowU and UBand and bringing an FDA-cleared product to the marketplace.

To learn more about Know Labs’ development process leading up to the Gen 1 Device, visit  https://www.knowlabs.co or watch the Making of Gen 1 video.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade on the NYSE American Exchange under the stock symbol “KNW.” The Company’s technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The Company refers to its technology as Bio-RFID™. The Bio-RFID technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of our Bio-RFID technology will be in a product marketed as a non-invasive glucose monitor. It will provide the user with real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration clearance prior to its introduction to the market.

 ____________________________________________________________________

Know labs, Inc.    |    500 Union Street     |     Suite 810    |     Seattle, WA 98101

Tel:  206.903.1351    |   Email: ask@knowlabs.co

2

Safe Harbor Statement

This release and the accompanying video contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) the ability of the Gen 1 device to successfully collect data; (ii) our ability to successfully develop algorithms essential to the ultimate performance of our products; (iii) the ability of our Gen 1 device to enable iterative research essential to final product development; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

For Know Labs Media Inquiries Contact:

Matter Health

Laura Bastardi

Knowlabs@matternow.com

Ph.  (603) 494-6667

Know Labs, Inc. Contact:

Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

 ____________________________________________________________________

Know labs, Inc.    |    500 Union Street     |     Suite 810    |     Seattle, WA 98101

Tel:  206.903.1351    |   Email: ask@knowlabs.co

3